UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2008
Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-16789 (Commission file number)	04-3565120 (IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-23.1 Consent of KPMG LLP
Ex-99.2 Unaudited proforma condensed combined financial statements

Inverness Medical Innovations, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date May 9, 2008, in order to provide the financial statements and pro forma financial information required by Item 9.01 of the Form 8-K, relating to the consummation of the Company’s acquisition of Matria Healthcare, Inc. (“Matria”) on May 9, 2008.
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

The following historical audited financial statements of Matria included in Matria’s Annual Report on Form 10-K filed on March 3, 2008, and as amended, are hereby incorporated by reference:
•	Reports of Independent Registered Public Accounting Firm on Consolidated Financial Statements dated February 29, 2008;

•	Consolidated Balance Sheet as of December 31, 2007;

•	Consolidated Statement of Operation for the year ended December 31, 2007;

•	Consolidated Statement of Shareholders’ Equity and Comprehensive Earnings (Loss) for the year ended December 31, 2007;

•	Consolidated Statement of Cash Flows for the year ended December 31, 2007; and

•	Notes to Consolidated Financial Statements.
The following historical unaudited financial statements of Matria included in Matria’s Quarterly Report on Form 10-Q filed on May 6, 2008 are hereby incorporated by reference:
•	Consolidated Condensed Balance Sheets as of March 31, 2008 and December 31, 2007;

•	Consolidated Condensed Statements of Operations for the three months ended March 31, 2008 and 2007;

•	Consolidated Condensed Statements of Cash Flows for the three months ended March 31, 2008 and 2007; and

•	Notes to Consolidated Condensed Financial Statements.
(b)	Pro Forma Financial Information

Exhibit 99.2 attached hereto and incorporated by reference herein provides unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2007 and the three months ended March 31, 2008 and an unaudited pro forma condensed combined balance sheet as of March 31, 2008, in each case giving pro forma effect to:
•	the Company’s acquisition of Matria in May 2008;

•	as to the unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2007:
* the Company’s November 2007 issuance of 13.6 million shares of common stock for net proceeds of $806.9 million;
* the Company’s acquisition of Cholestech Corporation (“Cholestech”) in September 2007;
* the Company’s acquisition of Biosite Incorporated (“Biosite”) in June 2007 and the related financing transactions;
* the disposition of the Company’s consumer diagnostics business and the related formation of the Company’s 50/50 joint venture with The Procter & Gamble Company (collectively, the “Joint Venture”) in May 2007; and
* the Company’s acquisition of Instant Technologies, Inc. (“Instant”) in March 2007.
The foregoing pro forma statement of operations for the year ended December 31, 2007 show separately the combined pro forma effects of the acquisitions of Matria, Biosite (including the related financing transactions), Cholestech and Instant and the establishment of the Joint Venture, all of which transactions have been completed.
The Company’s historical balance sheet as of March 31, 2008 and historical statement of operations for the three months ended March 31, 2008 reflect the acquisitions of Biosite (including the related financing transactions), Cholestech and Instant, the November 2007 public offering and the establishment of the Joint Venture.

(d)	Exhibits
     The following exhibits are filed with this document.

Exhibit
Number	Description
*2.1	Agreement and Plan of Merger dated as of January 27, 2008, by and among Inverness, Milano MH Acquisition Corp. Milano MH Acquisition, LLC and Matria (incorporated by reference to Annex A to Inverness’ Registration Statement on Form S-4 filed with the SEC on February 14, 2008, as amended on Form S-4/A on March 26, 2008 and as further amended on Form S-4/A on April 3, 2008).

*3.1	Certificate of Designations of Series B Convertible Perpetual Preferred Stock.

*3.2	Certificate of Elimination of Series A Convertible Preferred Stock.

*4.1	Certificate of Designations of Series B Convertible Perpetual Preferred Stock (filed as Exhibit 3.1).

**23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm (relating to the financial statements of Matria).

*99.1	Press release dated May 9, 2008.

**99.2	Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2007 and the three months ended March 31, 2008 and an unaudited pro forma condensed combined balance sheet as of March 31, 2008.

*	Previously filed

**	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

BY:	/s/ David Teitel David Teitel Chief Financial Officer
Dated: June 12, 2008

EXHIBIT INDEX

Exhibit
Number	Description
*2.1	Agreement and Plan of Merger dated as of January 27, 2008, by and among Inverness, Milano MH Acquisition Corp. Milano MH Acquisition, LLC and Matria (incorporated by reference to Annex A to Inverness’ Registration Statement on Form S-4 filed with the SEC on February 14, 2008, as amended on Form S-4/A on March 26, 2008 and as further amended on Form S-4/A on April 3, 2008).

*3.1	Certificate of Designations of Series B Convertible Perpetual Preferred Stock.

*3.2	Certificate of Elimination of Series A Convertible Preferred Stock.

*4.1	Certificate of Designations of Series B Convertible Perpetual Preferred Stock (filed as Exhibit 3.1).

**23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm (relating to the financial statements of Matria).

*99.1	Press release dated May 9, 2008.

**99.2	Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2007 and the three months ended March 31, 2008 and an unaudited pro forma condensed combined balance sheet as of March 31, 2008.

*	Previously filed

**	Filed herewith